NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - December 5, 2007								.		Estimated unpaid down time days
RIG	RIG DESIGN	YEAR BUILT / REBUILT	WATER DEPTH	LOCATION	OPERATOR	ESTIMATED CONTRACT START DATE	ESTIMATED CONTRACT EXPIRATION DATE	DAYRATE ($000)	COMMENTS	4Q-07	4Q-07
										A*	E**

This fleet status report contains “forward-looking statements” within the meaning of the U.S. federal securities laws about our business, financial performance and prospects.  Statements about our plans, intentions, expectations, beliefs, estimates, predictions or similar expressions for the future are forward-looking statements.  Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct.  Various factors could cause actual results to differ materially.  We discuss these factors, including risks and uncertainties, from time to time in our filings with the U.S. Securities and Exchange Commission.

U.S. Gulf of Mexico (9)
Semisubmersibles (6)
										A*	E**
Noble Clyde Boudreaux (b, c)	F&G 9500 Enhanced Pacesetter	1987/2007	10,000'	Alaminos Canyon 812	Shell	6/09/2007	6/08/2009	226-228		10

Noble Amos Runner (a)	Noble EVA 4000™	1982/1999	8,000'	Mississippi Canyon 961	Anadarko/Hydro	8/24/2007	10/09/2007	407-409
				Walker Ridge 30	Anadarko/Marathon	10/10/2007	12/31/2007	407-409
				Shipyard	Anadarko	1/01/2008	4/10/2008	-	Expect to enter shipyard in 1Q 2008 for +/- 100 days to upgrade to NC-5SM mooring standard (inclusive of work to complete hurricane damage repairs). In consideration of the NC-5SM upgrade, the indicated contract dayrates will result in an effective dayrate during the period of 8/08/2007 through 4/10/2008 of $329k-$331k, reduced to 95% of the operating dayrate for the first 60 days in the shipyard ($313k-$314k) and 80% of the operating dayrate for any days in the shipyard from 60 days ($263k-$265k) up to 85 days. Anticipate 15 days at zero rate in 1Q 2008/2Q 2008.	5
					Anadarko	4/11/2008	3/08/2011	434-436

Noble Jim Thompson (b)	Noble EVA 4000™	1984/1999	6,000'	Mississippi Canyon 765	Shell	3/01/2007	2/28/2009	424-426

Noble Max Smith (a)	Noble EVA 4000™	1980/1999	6,000'	Green Canyon 452	Hess Corp/Woodside	3/20/2006	4/30/2008	304-306		5
				Shipyard		5/01/2008	7/31/2008	-	Expected to enter the shipyard in 2Q 2008 for +/- 90 days for regulatory inspections/contract preparation.
				Bay of Campeche	Pemex	8/01/2008	7/31/2011	483-485

Noble Paul Romano (a)	Noble EVA 4000™	1981/1998	6,000'		Anadarko/Shipyard	7/20/2007	11/04/2007	-	Entered the shipyard in July 2007 to upgrade to NC-5SM mooring standard (inclusive of work to complete hurricane damage repairs). In consideration of the NC-5SM upgrade, the indicated contract dayrates will result in an effective dayrate during the period 7/1/2006 through 9/20/2007 of $324k-$326k, reduced to 95% of the operating dayrate for the first 60 days in the shipyard ($308k-$309k), and from 9/21/2007 through 10/18/2007, approximately 80% of the new operating dayrate. For the period of 10/19/2007 - 11/04/2007, we received zero dayrate.	17
				Green Canyon 953	Anadarko/BHP	11/05/2007	12/31/2008	434-436
					Marathon	1/01/2009	12/31/2009	481-483	Received letter of intent.

Noble Lorris Bouzigard (c)	Pentagone 85	1975/2003	4,000'	Green Canyon 82	Mariner	1/26/2007	3/31/2008	172-173

Submersibles (3)

Noble Joe Alford	Pace Marine 85G	1982/2006	70’-C	West Cameron 29	Off Contract	10/01/2007	12/27/2007	-		65	22
					Seneca	12/28/2007	3/29/2008	49-51

Noble Lester Pettus	Pace Marine 85G	1982/2007	70’-C	West Cameron 31	LLOG	8/05/2007	10/08/2007	59-61
				West Cameron 29		10/09/2007	11/02/2007	-		25
				Ship Shoal 189	Walter Oil & Gas	11/03/2007	1/21/2008	48-50
					LLOG	1/22/2008	4/21/2008	54-56

Noble Fri Rodli	Transworld	1979/1998	70’-C	Ship Shoal 81	LLOG	7/19/2007	10/20/2007	69-71
				West Cameron 29	Cold Stacked	10/21/2007	12/31/2007	-	Cold stacked.	46	26

Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - December 5, 2007										Estimated unpaid down time days
RIG	RIG DESIGN	YEAR BUILT / REBUILT	WATER DEPTH	LOCATION	OPERATOR	ESTIMATED CONTRACT START DATE	ESTIMATED CONTRACT EXPIRATION DATE	DAYRATE ($000)	COMMENTS	4Q-07	4Q-07
										A*	E**
This fleet status report contains “forward-looking statements” within the meaning of the U.S. federal securities laws about our business, financial performance and prospects. Statements about our plans, intentions, expectations, beliefs, estimates, predictions or similar expressions for the future are forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct. Various factors could cause actual results to differ materially. We discuss these factors, including risks and uncertainties, from time to time in our filings with the U.S. Securities and Exchange Commission.
International (53) (d)
Mexico Jackups (10) (e)
										A*	E**
Noble Bill Jennings	MLT Class 84-E.R.C.	1975/1997	390’-IC	Bay of Campeche	Pemex	6/19/2007	6/17/2008	185-187		1

Noble Eddie Paul	MLT Class 84-E.R.C.	1976/1995	390’-IC	Bay of Campeche	Pemex	6/05/2007	12/03/2009	177-179		2

Noble Leonard Jones	MLT Class 53-E.R.C.	1972/1998	390’-IC	Bay of Campeche	Pemex	6/24/2007	12/22/2009	185-187

Noble Johnnie Hoffman	Baker Marine BMC 300	1976/1993	300’-IC	Bay of Campeche	Shipyard	7/07/2007	10/30/2007	-	Incurred 30 days of downtime in 4Q 2007 for rig modifications and regulatory inspection.	30
					Pemex	10/31/2007	4/14/2010	170-172

Noble Gene Rosser	Levingston Class 111-C	1977/1996	300’-IC	Bay of Campeche	Pemex	11/01/2006	12/20/2007	166-168
					Pemex	12/21/2007	6/20/2010	170-172

Noble John Sandifer	Levingston Class 111-C	1975/1995	300’-IC	Bay of Campeche	Pemex	9/24/2007	3/20/2010	170-172		1

Noble Lewis Dugger	Levingston Class 111-C	1977/1997	300’-IC	Bay of Campeche	Pemex	6/20/2007	6/17/2008	170-172

Noble Sam Noble	Levingston Class 111-C	1982	300’-IC	Bay of Campeche	Pemex	9/22/2007	3/21/2010	170-172

Noble Earl Frederickson	MLT Class 82-SD-C	1979/1999	250’-IC	Bay of Campeche	Pemex	5/02/2007	4/30/2008	149-151		1

Noble Tom Jobe	MLT Class 82-SD-C	1982	250’-IC	Bay of Campeche	Pemex	8/08/2007	8/06/2008	149-151

Brazil Semisubmersibles (2)

Noble Paul Wolff	Noble EVA 4000™	1981/1999/2006	10,000'-DP	Brazil	Petrobras	1/01/2006	4/30/2008	163-165	Eligible for a maximum 20% performance bonus.	15
				Brazil	Petrobras	5/01/2008	11/04/2009	213-215	Rate contingent upon upgrade of unit to 10,000' water depth capability utilizing aluminum alloy riser. Eligible for a maximum 15% performance bonus.

Noble Therald Martin (c)	Pentagone 85	1977/2004	4,000'	Brazil	Petrobras	4/11/2007	8/31/2008	113-115	Resume 22 month contract with Petrobras. Eligible for a maximum 15% performance bonus.
				Brazil	Petrobras	9/01/2008	9/30/2009	113-115	13-month priced option. Customer will pay lump sum reimbursement amount and demob if option is not exercised. Eligible for a maximum 15% performance bonus.
				Brazil	Petrobras	10/01/2009	10/31/2010	113-115	13-month priced option. Customer will pay lump sum reimbursement amount and demob if option is not exercised. Eligible for a maximum 15% performance bonus.

Brazil Drillships (3)

Noble Roger Eason (c)	NAM Nedlloyd-C	1977/2005	7,200'-DP	Brazil	Petrobras	3/16/2007	11/28/2007	136-138	Eligible for a maximum 15% performance bonus.
				Brazil	Downtime/Shipyard	11/29/2007	undetermined	-	Expect 44 days of downtime during 4Q 2007 including downtime related to the fire reported on November 29, 2007. A damage assessment is ongoing and no estimate can be made at this time as to a return to service date.	18	26
				Brazil	Petrobras	undetermined	3/15/2010	136-138
				Brazil	Petrobras - Downtime Extension	3/16/2010	9/24/2010	136-138
Petrobras can extend contract for contractor responsible downtime (to date - 193 days through November 29, 2007). Anticipated contract/dayrate expiration assuming Petrobras extension for 193 days of contractor responsible downtime.  Eligible for a maximum 15% performance bonus.

Noble Leo Segerius (c)	Gusto Engineering Pelican Class	1981/2002	5,600’-DP	Brazil	Petrobras	7/01/2006	6/13/2008	123-125	Incurred 41 days of downtime during the 4Q 2007 for regulatory inspection and refurbishments. Eligible for a maximum 10% performance bonus.	41
				Brazil	Chevron	6/14/2008	1/13/2009	524-526

Noble Muravlenko	Gusto Engineering Pelican Class	1982/1997	4,900’-DP	Brazil	Petrobras	3/18/2007	3/17/2009	119-121	Eligible for a maximum 15% performance bonus.
				Brazil	Petrobras - Downtime Extension	3/18/2009	5/15/2009	119-121	Petrobras can extend contract for contractor responsible downtime (to date - 48 days). Anticipated contract/dayrate expiration assuming Petrobras extension for contractor responsible downtime. Eligible for a maximum 15% performance bonus. Note: The entity that owns the rig is fully consolidated; however, there is a minority interest holder for 18%.	6
Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - December 5, 2007										Estimated unpaid down time days
RIG	RIG DESIGN	YEAR BUILT / REBUILT	WATER DEPTH	LOCATION	OPERATOR	ESTIMATED CONTRACT START DATE	ESTIMATED CONTRACT EXPIRATION DATE	DAYRATE ($000)	COMMENTS	4Q-07	4Q-07
										A*	E**

This fleet status report contains “forward-looking statements” within the meaning of the U.S. federal securities laws about our business, financial performance and prospects.  Statements about our plans, intentions, expectations, beliefs, estimates, predictions or similar expressions for the future are forward-looking statements.  Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct.  Various factors could cause actual results to differ materially.  We discuss these factors, including risks and uncertainties, from time to time in our filings with the U.S. Securities and Exchange Commission.

North Sea Semisubmersible (1)
										A*	E**
Noble Ton van Langeveld	Offshore Co. SCP III Mark 2	1979/2000	1,500'	United Kingdom	Venture	6/29/2007	6/28/2008	247-248
					Venture	6/29/2008	6/28/2009	359-361

North Sea Jackups (7)

Noble Julie Robertson	Baker Marine Europe Class	1981/2001	390'-IC (f)	United Kingdom	Venture	9/14/2007	9/14/2008	164-166

Noble Al White	CFEM T-2005-C	1982/2005	360’-IC	United Kingdom	RWE	4/16/2007	12/31/2007	124-126
				Netherlands	Total	1/01/2008	4/10/2008	194-196
				United Kingdom	RWE	4/11/2008	8/14/2008	124-126	Final option exercised.

Noble Byron Welliver	CFEM T-2005-C	1982	300’-IC	Denmark	Maersk	3/09/2006	9/03/2007	83-85
				Denmark	Maersk	9/04/2007	9/03/2008	181-183
					Maersk - Options	9/04/2008	9/03/2009	209-211
					Maersk - Options	9/04/2009	9/03/2010	219-221

Noble Lynda Bossler	MSC/CJ-46	1982	250’-IC	Netherlands	Wintershall	1/01/2007	12/31/2007	142-143
				Netherlands	Wintershall	1/01/2008	6/30/2008	219-221
				Netherlands	Cirrus Energy	7/01/2008	11/04/2008	219-221	Option for one additional well after indicated contract expiration date at +/- 45 days at $219k-$221k/day.

Noble Piet van Ede	MSC/CJ-46	1982	250’-IC	Netherlands	Gaz de France	1/01/2007	12/31/2007	183-185
				Netherlands	Gaz de France	1/01/2008	12/31/2008	204-206	Contract extended for an additional six months from 7/01/2008 through 12/31/2008.

Noble Ronald Hoope	MSC/CJ-46	1982	250’-IC	Netherlands	Gaz de France	1/01/2007	12/31/2007	183-185
				Netherlands	Gaz de France	1/01/2008	6/30/2008	204-206

Noble George Sauvageau	NAM Nedlloyd-C	1981	250’-IC	Netherlands	Chevron	8/12/2007	12/31/2007	234-236
				Netherlands	Wintershall	1/01/2008	12/31/2008	224-226

West Africa Semisubmersible (1)

Noble Homer Ferrington	F&G 9500 Enhanced Pacesetter	1985/2004	6,000'	Nigeria	ExxonMobil	11/29/2004	3/31/2008	128-130
				Cote d'lvoire	CNR International	4/01/2008	3/31/2009	433-435	One year contract with Anadarko (assigned to CNR International for work in Cote d'Ivoire) following release from ExxonMobil.

West Africa Jackups (7)

Noble Percy Johns	F&G L-780 MOD II	1981/1995	300’-IC	Nigeria	ExxonMobil	3/28/2007	3/27/2009	170-171

Noble Roy Butler	F&G L-780 MOD II	1982/1998	300’-IC (g)	Nigeria	Chevron	5/15/2006	12/26/2007	129-131	Chevron has exercised an early termination right.		5
					Shipyard	12/27/2007	3/27/2008	-	Anticipate +/- 90 days of downtime in 4Q 2007/1Q 2008 for regulatory inspection and upgrades.

Noble Tommy Craighead	F&G L-780 MOD II	1982/2003	300’-IC	Nigeria	Addax	1/18/2007	1/17/2009	170-171

Noble Carl Norberg	MLT Class 82-C	1976/2003	250'-IC	Equatorial Guinea	Hess	8/01/2006	4/22/2008	73-75

Noble Ed Noble	MLT Class 82-SD-C	1984/2003	250’-IC	Nigeria	ExxonMobil	9/03/2006	9/01/2008	160-161

Noble Lloyd Noble	MLT Class 82-SD-C	1983/1990	250’-IC	Nigeria	Chevron	5/21/2006	7/13/2008	127-129

Noble Don Walker	Baker Marine BMC 150-SD	1982/1992	150’-IC	Nigeria	Shell/Moni Pulo	7/01/2007	04/23/2008	164-166

Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - December 5, 2007										Estimated unpaid down time days
RIG	RIG DESIGN	YEAR BUILT / REBUILT	WATER DEPTH	LOCATION	OPERATOR	ESTIMATED CONTRACT START DATE	ESTIMATED CONTRACT EXPIRATION DATE	DAYRATE ($000)	COMMENTS	4Q-07	4Q-07
										A*	E**

This fleet status report contains “forward-looking statements” within the meaning of the U.S. federal securities laws about our business, financial performance and prospects.  Statements about our plans, intentions, expectations, beliefs, estimates, predictions or similar expressions for the future are forward-looking statements.  Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct.  Various factors could cause actual results to differ materially.  We discuss these factors, including risks and uncertainties, from time to time in our filings with the U.S. Securities and Exchange Commission.

Arabian Gulf Jackups (15)
										A*	E**
Noble Roger Lewis	F&G JU-2000E	2007	400'-IC	UAE (Sharjah)	Shell	9/01/2007	12/24/2007	40-42
				Qatar	Shell	12/25/2007	12/24/2009	104-106	Two-year contract with Shell.

Noble George McLeod	F&G L-780 MOD II	1981/1995	300’-IC	UAE (Sharjah)	Shipyard	8/26/2007	10/24/2007	-
				Qatar	RasGas	10/25/2007	4/13/2008	159-161	Received contract for a minimum of 140 days; maximum of 210 days. Accommodation and well testing program.	24

Noble Jimmy Puckett	F&G L-780 MOD II	1982/2002	300'-IC	UAE (Sharjah)	RasGas - Standby	9/15/2007	11/21/2007	45-48	Standby waiting on platform, will perform RasGas paid upgrades and regulatory inspections during standby period. Eight days were at zero dayrate.	8
				Qatar	RasGas - Options	11/29/2007	5/31/2009	59-61
Exercised seven option wells. Remaining options after 5/31/2009,but not yet exercised:  One well @ $59k-$61k, nine wells @ $65k-$67k/day and nine wells @ $71k-$73k/day.  Estimated time to complete each well is +/- 65 days.

Noble Kenneth Delaney	F&G L-780 MOD II	1983/1998	300'-IC	Qatar	QatarGas 3 & 4	7/10/2007	7/31/2008	98-100	Under contract to QatarGas 3 & 4 for remainder of 700-day contract. (see Noble Dick Favor comments).
				Qatar	QatarGas 3 & 4	8/01/2008	4/08/2009	194-196	Contract extension for a minimum of 250 days, maximum of 310 days.	1

Noble Gus Androes	Levingston Class 111-C	1982/2004	300'-IC	UAE (Abu Dhabi)	Total ABK - Extension	10/01/2007	3/31/2008	81-83	Extensions: Renewable every six months, dayrate increases/decreases capped at 10%. Extension agreement ends 12/31/2010.

Noble Harvey Duhaney	Levingston Class 111-C	1976/2001	300'-IC	Qatar	Total	1/05/2007	3/24/2008	84-86
				Qatar	Total	3/25/2008	3/24/2009	98-100

Noble Mark Burns	Levingston Class 111-C	1980/2005	300'-IC	Qatar	RasGas	3/07/2007	10/11/2007	71-81	Exercised three option wells (two wells @ $71k-$73k/day, one well @ $79k-$81k/day).
				UAE (Dubai)	Dubai Petroleum	10/12/2007	10/11/2009	#	Rate withheld at request of operator.	1

Noble Roy Rhodes (h)	MLT Class 116-C	1979	300’-IC (h)	UAE (Dubai)	Dubai Petroleum	2/07/2007	2/06/2008	#	Rate withheld at request of operator. Anticipate +/- 28 days of downtime in 1Q 2008 for regulatory inspections.
				UAE (Dubai)	Dubai Petroleum	2/07/2008	2/06/2009	#	Rate withheld at request of operator.

Noble Cees van Diemen	Modec 300C-38	1981/2004	300'-IC	Qatar	RasGas	9/23/2004	3/01/2008	59-61	Initial contract for eight wells plus five option wells (four wells exercised to-date; one option well relinquished).

Noble David Tinsley	Modec 300C-38	1981/2004	300'-IC	Qatar	RasGas	1/23/2007	10/31/2007	54-56
				Qatar	RasGas	11/01/2007	9/30/2008	61-63

Noble Gene House	Modec 300C-38	1981/1998	300'-IC	Qatar	Shell	2/08/2007	12/24/2007	102-104	Through Noble Roger Lewis contract commencement.
				Qatar	Shell	12/25/2007	9/23/2008	160-162	273 day contract to commence upon Noble Roger Lewis contract commencement.

Noble Charles Copeland	MLT Class 82-SD-C	1979/2001	280’-IC	Qatar	RasGas	5/01/2007	2/28/2008	82-89	Exercised four option wells (two wells @ $82k-$84k/day, two wells @ $87k-$89k/day). Estimated time to complete each well is 45-60 days.
				Qatar	RasGas	3/01/2008	2/01/2009	87-89	Remaining option wells exercised from the Noble Mark Burns. Estimated time to complete each well is +/- 100 days.

Noble Chuck Syring	MLT Class 82-C	1976/1996	250’-IC	Qatar	Maersk	11/12/2006	11/11/2007	119-121
				Qatar	Maersk	11/12/2007	11/11/2009	159-161

Noble Dhabi II	Baker Marine BMC 150	1982	150'-IC	UAE (Abu Dhabi)	ADOC	7/15/2006	7/14/2008	60-62

Noble Dick Favor	Baker Marine BMC 150	1982/2004	150’-IC	Qatar	QatarGas 3 & 4	7/05/2007	12/31/2007	162-163
				Qatar	QatarGas 3 & 4	1/01/2008	10/01/2008	162-163

Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.

	NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - December 5, 2007										Estimated unpaid down time days
	RIG	RIG DESIGN	YEAR BUILT / REBUILT	WATER DEPTH	LOCATION	OPERATOR	ESTIMATED CONTRACT START DATE	ESTIMATED CONTRACT EXPIRATION DATE	DAYRATE ($000)	COMMENTS	4Q-07	4Q-07
											A*	E**

This fleet status report contains “forward-looking statements” within the meaning of the U.S. federal securities laws about our business, financial performance and prospects.  Statements about our plans, intentions, expectations, beliefs, estimates, predictions or similar expressions for the future are forward-looking statements.  Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct.  Various factors could cause actual results to differ materially.  We discuss these factors, including risks and uncertainties, from time to time in our filings with the U.S. Securities and Exchange Commission.

India Jackups (2) (e)
											A*	E**
	Noble Ed Holt	Levingston Class 111-C	1981/2003	300’-IC	India	Jindal/ONGC	1/15/2007	7/29/2009	82-83	Rig bareboat chartered to Jindal which contracted with ONGC.

	Noble Charlie Yester	MLT 116-C	1980	300’-IC	India	Jindal/ONGC	1/30/2007	1/29/2010	130-131	Rig bareboat chartered to Jindal which contracted with ONGC.

Far East Semisubmersibles (3)

	Noble Dave Beard	F&G 9500 Enhanced Pacesetter	1986/2008	10,000'-DP	Dalian, China - DSIC	Shipyard		10/31/2008	-	Five-year contract with Petrobras. Eligible for a maximum 15% bonus.
					In-transit	Petrobras	11/01/2008	1/14/2009	208-210
					Brazil	Petrobras	1/15/2009	1/14/2014	219-220

	Noble Danny Adkins - Newbuild	Bingo 9000	1999/2009	12,000'-DP	Singapore - Jurong	Shipyard		3/31/2009	-	Four-year contract with Shell following upgrade of baredeck hull to 12,000' water depth capability.
					U.S. Gulf	Shell	4/01/2009	3/31/2013	429-431

	Noble Jim Day (Noble Bingo 9000 Rig 4) - Newbuild	Bingo 9000	1999/2009	12,000'-DP	Singapore - Jurong	Shipyard		12/15/2009	-
					U.S. Gulf	Marathon	12/16/2009	12/15/2011	514-516

Far East Jackups (2)

	Noble Hans Deul - Newbuild	F&G JU-2000E	2008	400'-IC	Dalian, China - DSIC	Shipyard		7/31/2008	-
					In-transit	Shell	8/01/2008	10/15/2008	34-36
					North Sea	Shell	10/16/2008	10/15/2010	104-106	Two-year contract with Shell.

	Noble Scott Marks - Newbuild	F&G JU-2000E	2009	400'-IC	Dalian, China - DSIC	Shipyard		6/30/2009	-
					In-transit	Venture	7/01/2009	8/31/2009	TBD
					North Sea	Venture	9/01/2009	8/31/2011	209-211	Two-year contract with Venture.

											322	79
											2007 Total	1218

(a)	Unit will be upgraded to the NC-5SM mooring standard.
(b)	Unit has been upgraded to the NC-5SM mooring standard.
(c)	Rig utilizes the Aluminum Alloy Riser technology.
(d)
The amount shown in the “Dayrate” column reflects the full daywork operating rate payable to the Company by the operator as provided in the applicable drilling contract unless specified otherwise.  In various international markets, the Company contracts with certain parties for the provision of certain local services and advice.  Compensation paid to such parties by the Company typically is based on a percentage of the drilling contract’s daywork operating rate, and the Company accounts for such payments in its financial statements in the contract drilling services operating costs and expenses line item.

(e)	Listed rigs are modified bareboat charter; cost structure varies by region.
(f)	Leg extensions fabricated to enable the rig to operate in up to 390' of water in a non-harsh environment.
(g)	Rig is currently equipped to operate in 250' of water. Leg extensions fabricated to enable the rig to operate in up to 300' of water.
(h)	Rig is currently equipped to operate in 250' of water.

**E	= Estimated; *A = Actual
# =	Rate withheld at request of operator.
Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.